SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 28, 2005


                        LORAL SPACE & COMMUNICATIONS LTD.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                 1-14180                          13-3867424
------------------                 -------                          ----------
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                        Number)


                         c/o Loral SpaceCom Corporation,
                 600 Third Avenue, New York, New York     10016
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 697-1105
                                 --------------


           Former name or former address, if changed since last report

                     --------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 7.01  Regulation FD Disclosure

On March 28, 2005, Loral Space & Communications Ltd. ("Loral" or the "Company") and certain of its subsidiaries filed the disclosure statement (the "Disclosure Statement") for their third amended joint plan of reorganization with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On March 29, 2005, Loral filed its annual report (the "Annual Report") for the fiscal year ended December 31, 2004 with the Bankruptcy Court.

Copies of the Disclosure Statement and the Annual Report may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

Results set forth in the Annual Report should not be viewed as indicative of future results.

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LORAL SPACE & COMMUNICATIONS LTD.
                                        (Registrant)

Date: March 30, 2005                    /s/ Janet Yeung
                                        ------------------------------
                                        Janet Yeung
                                        Vice President and Assistant Secretary